    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 2, 1998
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                     AMERICAN COMMUNICATIONS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

            DELAWARE                          4813                         52-1947746
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL  (I.R.S. EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER)                 NO.)

                         131 NATIONAL BUSINESS PARKWAY
                       ANNAPOLIS JUNCTION, MARYLAND 20701
                                 (301) 617-4200
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             RILEY M. MURPHY, ESQ.
                     AMERICAN COMMUNICATIONS SERVICES, INC.
                         131 NATIONAL BUSINESS PARKWAY
                       ANNAPOLIS JUNCTION, MARYLAND 20701
                                 (301) 617-4215
      (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                with copies to:

                          GEORGE W. BILICIC, JR., ESQ.
                            CRAVATH, SWAINE & MOORE
                                WORLDWIDE PLAZA
                               825 EIGHTH AVENUE
                         NEW YORK, NEW YORK 10019-7475
                                 (212) 474-1000
                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED DISTRIBUTION OF THE SECURITIES TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.     [X] 333-34395

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same
offering.     [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

================================================================================

                                                                         PROPOSED
                                                      PROPOSED            MAXIMUM
                                    AMOUNT             MAXIMUM           AGGREGATE          AMOUNT OF
   TITLE OF EACH CLASS OF            TO BE         OFFERING PRICE        OFFERING         REGISTRATION
 SECURITIES TO BE REGISTERED      REGISTERED       PER NOTE(1)(2)       PRICE(1)(2)          FEE(3)
--------------------------------------------------------------------------------------------------------
13 3/4% Senior Notes due
  2007.......................     $3,250,000            100%            $3,250,000            $959
========================================================================================================

(1) Estimated solely for purposes of calculating the registration fee.
(2) Exclusive of accrued interest, if any.
(3) Calculated pursuant to Rule 457(o).
================================================================================

                                EXPLANATORY NOTE

     This registration statement is being filed pursuant to Rule 462(b) ("Rule 462(b)") under the Securities Act of 1933, as amended (the "Securities Act"), and includes the registration statement facing page, this page, the signature page, an exhibit index, a legal opinion and related consents and auditors' consents. Pursuant to Rule 462(b), the contents of the Registration Statement on Form S-4, (File No. 333-34395) of American Communications Services, Inc., including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANNAPOLIS JUNCTION, STATE OF MARYLAND, ON THIS 2ND DAY OF FEBRUARY, 1998.

                                          AMERICAN COMMUNICATIONS SERVICES,
                                          INC.,
                                          Registrant

                                          By:       /s/ JACK E. REICH
                                            ------------------------------------
                                                       Jack E. Reich
                                                  Director, President and
                                                  Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jack E. Reich and David L. Piazza and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, and each of them, and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

               SIGNATURE                                 TITLE                       DATE
----------------------------------------  -----------------------------------  -----------------

        /s/ ANTHONY J. POMPLIANO                    Chairman of the             February 2, 1998
----------------------------------------          Board of Directors
          Anthony J. Pompliano
           /s/ JACK E. REICH                    Director, President and         February 2, 1998
----------------------------------------        Chief Executive Officer
             Jack E. Reich                   (Principal Executive Officer)

          /s/ DAVID L. PIAZZA                   Chief Financial Officer         February 2, 1998
----------------------------------------       (Principal Financial and
            David L. Piazza                       Accounting Officer)

        /s/ GEORGE M. MIDDLEMAS                        Director                 February 2, 1998
----------------------------------------
          George M. Middlemas

                                                       Director                 February 2, 1998
----------------------------------------
             Edwin M. Banks

               SIGNATURE                                 TITLE                       DATE
----------------------------------------  -----------------------------------  -----------------


----------------------------------------               Director                 February 2, 1998
        Christopher L. Rafferty

         /s/ BENJAMIN P. GIESS                         Director                 February 2, 1998
----------------------------------------
           Benjamin P. Giess

        /s/ OLIVIER L. TROUVEROY                       Director                 February 2, 1998
----------------------------------------
          Olivier L. Trouveroy

                                                       Director                 February 2, 1998
----------------------------------------
             Peter C. Bentz

                                 EXHIBIT INDEX

                                                                                     SEQUENTIALLY
EXHIBIT NO.                                DESCRIPTION                               NUMBERED PAGE
-----------   ---------------------------------------------------------------------  -------------
       5      Opinion of Riley M. Murphy General Counsel of the Company............
    23.1      Consent of KPMG Peat Marwick LLP.....................................
    23.2      Consent of Riley M. Murphy (included in Exhibit 5)...................
    24.1      Powers of Attorney (included on Signature Page)......................